EXHIBIT 99.1

[ERNST & YOUNG LLP LETTERHEAD]

July 10, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street N.W.
Washington D.C. 20549

Dear Sir/Madam;

We have read Item 4 of Form 8-K dated July 15, 2002, of Occam Networks, Inc. and are in agreement with the statements contained in the first through sixth paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/S/    ERNST & YOUNG LLP

Cc: Howard Bailey, Chief Financial Officer, Occam Networks, Inc.